UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
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                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934


  Date of Report (Date of earliest event reported): May 17, 2007 (May 11, 2007)

                               ANTS SOFTWARE INC.
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             (Exact name of Registrant as specified in its charter)

                  Delaware                    000-16299           13-3054685
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        (State or other jurisdiction         (Commission       (I.R.S. Employer
             of incorporation)               File Number)    Identification No.)

             700 Airport Blvd. Suite 300, Burlingame, CA              94010
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               (Address of principal executive offices)             (Zip Code)

Registrant's telephone number, including area code: (650) 931-0500


                                       N/A
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          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
   Act (17 CFR 240.14d-2(b))

[] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
   Act (17 CFR 240.13e-4(c))

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

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

         On May 11, 2007, Craig L. Campbell and Robert T. Jett were appointed to the Board of directors of the Registrant, as Class 2 and Class 3 directors, respectively. Mr. Campbell's term will continue until the Registrant's annual meeting of shareholders following the 2007 fiscal year ending on December 31, 2007 and Mr. Jett's term will continue until the Registrant's annual meeting of shareholders following the 2008 fiscal year ending on December 31, 2008.

         Mr. Campbell is 51 years old, is Executive Vice President of Founders Group, Inc. of Worth, Illinois, is President and Chief Executive Officer of First National Bank of Danville, Illinois and President and Director of Vermilion Holdings, Inc. of Danville, Illinois. Mr. Campbell currently serves as a Director of eight banks, their associated holding companies and subsidiaries, and is a General Partner and Investment Advisor of the Campbell Income Fund.

         Mr. Campbell received a Bachelor of Science degree in Economics from Iowa State University in 1978.

         Mr. Jett is 63 years old, is co-founder of Prescient Software, LLC of Vancouver, Oregon, an IT services provider. Mr. Jett is General Counsel of eDocs-Express, LLC, a company providing consulting and documentation services to financial institutions. Prior to his founding of Prescient Software, Mr. Jett served as General Counsel for First National Bank of Oregon, Evans Products Company and CFI ProServices, Inc., a software provider to banks. Mr. Jett was the architect and product manager of LaserPro, a loan documentation software system used by financial institutions.

         Mr. Jett received a Liberal Arts degree from the University of Nebraska in 1966 and received a Juris Doctor degree from Willamette University College of Law in 1969.

         Neither Mr. Jett nor Mr. Campbell have been appointed to a committee on the Board of directors at this time. Pursuant to the Registrant's policy regarding compensation of directors, the Registrant has entered into Stock Option Agreements with both Mr. Jett and Mr. Campbell. Mr. Jett will receive an option covering 100,000 shares of Common Stock of the Registrant for service on the Board of directors, to vest ratably over his 24 month term. Mr. Campbell will receive an option covering 50,000 shares of Common Stock of the Registrant for service on the Board of directors, to vest ratably over his 12 month term. For their service as directors, Mr. Jett and Mr. Campbell will each receive an annual stipend of $15,000, to be paid quarterly, and will receive $1,000 per Board meeting attended in person, and $500 per Board meeting attended telephonically.


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     ANTs software inc.


Date:    May 17, 2007            By:  /s/     Kenneth Ruotolo
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                                     Kenneth Ruotolo, Chief Financial Officer